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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 18, 2006

                                HEICO CORPORATION
             (Exact name of registrant as specified in its charter)

          Florida                     1-4604                   65-0341002
(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)              File Number)            Identification No.)

                   3000 Taft Street, Hollywood, Florida 33021
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (954) 987-4000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions :

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN
OFFICERS.

On December 18, 2006, Frank J. Schwitter was appointed as a member of the Board of Directors of HEICO Corporation (the "Company"). There was no arrangement or understanding with any other person pursuant to which Mr. Schwitter was selected as a director. Mr. Schwitter also was appointed on December 18, 2006 to the Finance/Audit Committee of the Board of Directors.

Since 1998, Mr. Schwitter, 73, has been engaged principally as a consultant for law and accounting firms. From 1996 to 1998, Mr. Schwitter served as Senior Business Advisor and Technical Consultant to Prasetio Utomo & Co. in Indonesia. Prior to 1996, Mr. Schwitter served 38 years with Arthur Andersen LLP, where he was a partner and the Managing Director of the Firm's International Business Program from 1982 to 1996. From 1998 to 2003, Mr. Schwitter served on the Technical Standards Committee of the American Institute of Certified Public Accountants ("AICPA"), and he remains a member of the AICPA. Mr. Schwitter is a Certified Public Accountant in New York State.

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               HEICO CORPORATION
                                               (Registrant)


Date: December 22, 2006                        By:  /s/ Thomas S. Irwin
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                                                    Thomas S. Irwin
                                                    Executive Vice President
                                                    and Chief Financial Officer
                                                    (Principal Financial and
                                                    Accounting Officer)